Exhibit 8.1

PRINCIPAL SUBSIDIARIES OF THE REGISTRANT

Name	Background		Ownership
MC Hologram Inc (“MC”)	-	A Cayman Islands company	100% owned by MicroCloud
	-	Formed on November 10, 2020
	-	Registered capital of USD 50,000
	-	Primarily engages in holographic integrated solutions.

Quantum Edge HK Limited (“Mengyun HK”)	-	A Hong Kong company	100% owned by MC
	-	Formed on November 25, 2020
	-	Registered capital of HK 10,000
	-	A holding company

Beijing Xihuiyun Technology Co., Ltd. (“Beijing Xihuiyun”)	-	A PRC limited liability company	100% owned by Mengyun HK
	-	Formed on May 11, 2021
	-	Registered capital of USD 30,000,000
	-	A holding company

Shanghai Mengyun Holographic Technology Co., Ltd. (“Shanghai Mengyun”)	-	A PRC limited liability company	81.63% owned by Beijing Xihuiyun and 18.37% owned by Mengyun HK
	-	Formed on March 24, 2016
	-	Registered capital of RMB 27,000,000
	-	Primarily engages in holographic integrated solutions.

Shenzhen Mengyun Holographic Technology Co., Ltd. (“Shenzhen Mengyun”)	-	A PRC limited liability company	100% owned by Shanghai Mengyun
	-	Formed on March 15, 2016
	-	Registered capital of RMB 10,000,000
	-	Primarily engages in holographic integrated solutions.

Shenzhen BroadVision Technology Co., Ltd. (“Shenzhen Bowei”)	-	A PRC limited liability company	100% owned by Shenzhen Mengyun
	-	Formed on April 12, 2016
	-	Registered capital of RMB 10,000,000
	-	Primarily engages in holographic PCBA solutions.

Name	Background		Ownership
Mcloudvr Software Network Technology HK Co., Limited (“Mcloudvr HK”)	-	A Hong Kong company	100% owned by Shenzhen Mengyun
	-	Formed on February 2, 2016
	-	Registered capital of HKD 100,000
	-	Primarily engages in holographic integrated solutions.

Broadvision Intelligence (Hong Kong), Ltd. (“Broadvision HK”)	-	A Hong Kong company	100% owned by Shenzhen Bowei
	-	Formed on November 5, 2020
	-	Registered capital of HKD 10,000
	-	No operation

Ocean Cloud Technology Co., Limited. (“Ocean HK”)	-	A Hong Kong company	56% owned by Mcloudvr HK
	-	Formed on November 4, 2021
	-	Registered capital of HKD 10,000
	-	No operation

Shenzhen Haiyun Xinsheng Technology Co., Ltd. (“Shenzhen Haiyun”)	-	A PRC limited liability company	100% owned by Ocean HK
	-	Formed on December 3, 2021
	-	Registered capital of RMB 300,000
	-	No operation

Shenzhen Haiyun Xingchen Technology Co., Ltd. (“Haiyun Xingchen”)	-	A PRC limited liability company	100% owned by Shenzhen Haiyun
	-	Formed on February 26, 2024
	-	Registered capital of RMB 300,000
	-	No operation

Yichang Ji Yue Technology Ltd. (“Yichang Ji Yue”)	-	A PRC limited liability company	100% owned by Haiyun Xingchen
	-	Formed on January 18, 2021
	-	Registered capital of RMB 1,000,000
	-	Advertising service Disposed on September 30, 2025

BeiJing Ji Yue Technology Ltd. (“BeiJing Ji Yue”)	-	A PRC limited liability company	100% owned by Yichang Ji Yue
	-	Formed on July 24, 2018
	-	Registered capital of RMB 500,000
	-	Advertising service Disposed on September 30, 2025

Name	Background		Ownership
Shenzhen Yushian Technology Co., Ltd. (“Shenzhen Yushian”)	-	A PRC limited liability company	100% owned by Shenzhen Haiyun
	-	Formed on February 18, 2022
	-	Registered capital of RMB 1,000,000
	-	Advertising service

HaiYun Group Investment Ltd. (“HaiYun Group”)	-	A BVI Business company	100% owned by MC
	-	Formed on March 18, 2025
	-	No operation

HaiCloud Technology Inc. (“HaiCloud Inc”)	-	A Cayman Islands company	65% owned by HaiYun Group
	-	Formed on May 7, 2025
	-	Primarily engages in holographic integrated solutions.

HaiCloud Technology Limited. (“HaiCloud Ltd”)	-	A Hong Kong company	100% owned by HaiCloud Inc
	-	Formed on May 27, 2025
	-	Registered capital of HKD 1,000,000
	-	No operation

ShenZhen HaiYun Zhichuang Technology Ltd. (“HaiYun Zhichuang”)	-	A PRC limited liability company	100% owned by HaiCloud Ltd
	-	Formed on June 27, 2025
	-	Registered capital of RMB 1,000,000
	-	No operation

Shanghai Kuosou Technology Ltd. (“Shanghai Kuosou”)	-	A PRC limited liability company	100% owned by Haiyun Xingchen
	-	Formed on February 11, 2018
	-	Registered capital of RMB 1,000,000
	-	Primarily engages in Advertising service.

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